UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-1886

Seligman Capital Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (212) 850-1864

Date of fiscal year end:	12/31
Date of reporting period:	6/30/05

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1
Performance and Portfolio Overview	2
Understanding and Comparing Your Fund’s Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	23
Board of Directors and Executive Officers	29
Additional Fund Information	back cover

To The Shareholders

We are pleased to present your mid-year shareholder report for Seligman Capital Fund, Inc., which follows this letter. The report contains the Fund’s investment results, portfolio of investments, and financial statements.

For the six months ended June 30, 2005, the Fund delivered a total return of 2.57% based on the net asset value of Class A shares. This outpaced the Fund’s peers, as measured by the Lipper Mid-Cap Funds Average and the Lipper Mid-Cap Growth Funds Average, which returned 1.09% and 0.11%, respectively, and the Russell Midcap Growth Index, which returned 1.70%.

We appreciate your continued support of Seligman Capital Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 12, 2005

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Seligman Data Corp. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	(800) 221-2450 (800) 445-1777 (212) 682-7600 (800) 622-4597	Shareholder Services Retirement Plan Services Outside the United States 24-Hour Automated Telephone Access Service

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Capital Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. The return information presented herein for periods prior to September 26, 2002 does not reflect increased management fees that were in effect beginning on such date. If those increased fees had been reflected, returns would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

[1]
The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Performance and Portfolio Overview

Investment Results

Total Returns
For the Periods Ended June 30, 2005

		Average Annual
	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(2.29)%	(0.81)%	(7.64)%	10.25%	n/a		n/a	n/a	n/a
Without Sales Charge	2.57	4.15	(6.73)	10.79	n/a		n/a	n/a	n/a
Class B
With CDSC†	(2.83)	(1.67)	(7.71)	n/a	n/a		n/a	n/a	n/a
Without CDSC	2.17	3.33	(7.43)	n/a	7.80	%‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	0.24	1.37	(7.59)	n/a	n/a		4.67%	n/a	n/a
Without Sales Charge and CDSC	2.23	3.39	(7.40)	n/a	n/a		4.84	n/a	n/a
Class D
With 1% CDSC	1.23	2.39	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	2.23	3.39	(7.41)	9.96	n/a		n/a	n/a	n/a
Class I	2.84	4.67	n/a	n/a	n/a		n/a	0.99%	n/a
Class R
With 1% CDSC	1.52	2.99	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	2.52	3.99	n/a	n/a	n/a		n/a	n/a	18.88%
Lipper Mid-Cap Funds Average**	1.09	9.83	0.33	9.47	7.95	†††	6.21	7.05	21.09
Lipper Mid-Cap Growth Funds Average**	0.11	7.81	(5.05)	8.22	6.35	†††	3.98	4.12	18.95
Russell Midcap Growth Index**	1.70	10.86	(5.23)	9.43	7.95		3.49	6.73	23.09

*	Returns for periods of less than one year are not annualized.
**	The Lipper Mid-Cap Funds Average is an average of funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Mid-Cap Growth Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.5 billion as of June 30, 2005). Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Lipper Averages and the Russell Midcap Growth Index (Russell Index) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages exclude the effect of sales charges and taxes, and the Russell Index excludes the effect of fees, sales charges and taxes. Investors cannot invest directly in an average or index.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From April 25, 1996.
‡	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.

Performance and Portfolio Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
6/30/05	$19.59	$16.44	$16.48	$16.47	$19.93	$19.53
12/31/04	19.10	16.09	16.12	16.11	19.38	19.05
6/30/04	18.81	15.91	15.94	15.93	19.04	18.78

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales
Allied Waste Industries*	Manpower**
Dean Foods*	Tractor Supply
Goodrich*	Robert Half International**
Allergan*	Monster Worldwide**
CKE Restaurants*	TIBCO Software**
Cogent	Ask Jeeves**
Paychex*	WellPoint
Ecolab*	Airgas**
VERITAS Software*	United Rentals**
Tupperware*	Symbol Technologies**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
June 30, 2005

Security	Value	Percent of Net Assets
Bed Bath & Beyond	$14,160,937	2.7
Herman Miller	13,673,589	2.6
Chico’s FAS	10,530,816	2.0
Tractor Supply	10,171,448	1.9
Noble Energy	9,418,425	1.8
Cintas	9,331,800	1.8
USANA Health Sciences	9,183,440	1.7
Jacobs Engineering Group	8,557,146	1.6
Precision Castparts	8,420,990	1.6
Goodrich	7,987,200	1.5

Performance and Portfolio Overview

Diversification of Net Assets
June 30, 2005

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2005	December 31, 2004
Common Stocks:
Aerospace and Defense	3	$16,657,121	$21,576,702	4.1	2.6
Airlines	1	4,976,795	4,821,173	0.9	1.6
Beverages	1	2,549,036	2,563,456	0.5	—
Biotechnology	11	27,173,726	27,561,889	5.2	7.8
Building Products	1	4,491,733	4,892,064	0.9	0.9
Capital Markets	1	2,886,699	2,855,700	0.5	—
Chemicals	1	5,278,102	5,258,500	1.0	2.3
Commercial Banks	1	4,137,135	4,168,618	0.8	—
Commercial Services and Supplies	5	34,681,342	35,252,439	6.6	10.8
Communications Equipment	2	3,763,949	4,101,457	0.8	2.5
Computers and Peripherals	3	5,893,626	7,238,002	1.4	2.8
Construction and Engineering	2	11,558,046	14,235,520	2.7	2.0
Diversified Consumer Services	1	2,235,039	2,777,460	0.5	—
Diversified Financial Services	1	2,904,714	4,314,300	0.8	—
Diversified Telecommunication Services	1	2,524,723	2,680,320	0.5	—
Electrical Equipment	1	2,051,420	2,250,402	0.4	0.9
Electronic Equipment and Instruments	2	3,983,049	4,378,769	0.8	2.8
Energy Equipment and Services	3	8,836,416	11,427,536	2.2	0.9
Energy Traders	1	3,318,827	3,407,040	0.6	—
Food and Staples Retailing	1	1,618,300	2,191,545	0.4	0.3
Food Products	3	9,834,318	11,998,235	2.3	2.6
Health Care Equipment and Supplies	8	22,888,053	24,637,848	4.6	4.1
Health Care Providers and Services	13	37,274,717	44,165,386	8.3	6.9
Hotels, Restaurants and Leisure	8	31,386,761	34,370,597	6.5	5.5
Household Durables	3	11,520,074	12,853,569	2.4	0.8
Internet and Catalog Retail	1	6,064,342	6,602,288	1.3	0.8
Internet Software and Services	1	2,230,967	2,498,640	0.5	2.2
IT Services	4	11,383,861	12,239,599	2.3	2.9
Leisure Equipment and Products	1	2,161,555	2,094,642	0.4	1.0
Machinery	—	—	—	—	0.3
Media	—	—	—	—	1.0
Metals and Mining	1	2,639,067	2,262,752	0.4	—
Multi-Line Retail	—	—	—	—	1.1
Oil and Gas	—	—	—	—	1.7
Oil, Gas and Consumable Fuels	3	14,675,280	18,172,458	3.4	—
Paper and Forest Products	—	—	—	—	0.8
Personal Products	2	13,391,708	15,849,570	3.0	2.3
Pharmaceuticals	8	26,130,041	30,806,465	5.8	5.5

(Continued on page 6.)

Performance and Portfolio Overview

Diversification of Net Assets  (continued)
June 30, 2005

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2005	December 31, 2004
Common Stocks: (continued)
Semiconductors and Semiconductor Equipment	10	$35,382,227	$36,735,552	6.9	4.1
Software	9	32,950,731	34,191,984	6.5	5.2
Specialty Retail	6	38,477,697	50,282,724	9.5	8.3
Trading Companies and Distributors	—	—	—	—	1.3
Wireless Telecommunication Services	2	$5,540,983	$6,988,187	1.3	0.6
	126	455,452,180	514,703,388	97.0	97.2
Short-Term Holding and Other Assets Less Liabilities	1	16,046,201	16,046,201	3.0	2.8
Net Assets	127	$471,498,381	$530,749,589	100.0	100.0

Largest Industries
June 30, 2005

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of January 1, 2005 and held for the entire six-month period ended June 30, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 1/1/05	Annualized Expense Ratio*	Ending Account Value 6/30/05	Expenses Paid During Period** 1/1/05 to 6/30/05	Ending Account Value 6/30/05	Expenses Paid During Period** 1/1/05 to 6/30/05
Class A	$1,000.00	1.53%	$1,025.70	$7.68	$1,017.21	$7.65
Class B	1,000.00	2.28%	1,021.70	11.43	1,013.49	11.38
Class C	1,000.00	2.28%	1,022.30	11.43	1,013.49	11.38
Class D	1,000.00	2.28%	1,022.30	11.43	1,013.49	11.38
Class I	1,000.00	1.01%	1,028.40	5.08	1,019.79	5.06
Class R	1,000.00	1.78%	1,025.20	8.94	1,015.97	8.90

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period January 1, 2005 to June 30, 2005, multiplied by the average account value over the period, multiplied by 181/365 (number of days in the period).

Portfolio of Investments  (unaudited)
June 30, 2005

	Shares	Value
Common Stocks 97.0%
Aerospace and Defense 4.1%
Goodrich	195,000	$7,987,200
Precision Castparts	108,100	8,420,990
Rockwell Collins	108,400	5,168,512
		21,576,702
Airlines 0.9%
Southwest Airlines	346,100	4,821,173
Beverages 0.5%
Pepsi Bottling Group	89,600	2,563,456
Biotechnology 5.2%
Affymetrix*	72,400	3,904,170
Celgene*	51,700	2,105,741
Charles River Laboratories International*	26,200	1,264,150
Chiron*	45,100	1,573,765
CV Therapeutics*	145,800	3,268,836
Encysive Pharmaceuticals*	133,800	1,447,047
ImClone Systems*	39,000	1,209,780
Martek Biosciences*	144,200	5,474,553
MedImmune*	167,700	4,481,782
Pharmion*	105,000	2,437,050
Rigel Pharmaceuticals*	19,900	395,015
		27,561,889
Building Products 0.9%
American Standard	116,700	4,892,064
Capital Markets 0.5%
T. Rowe Price Group	45,600	2,855,700
Chemicals 1.0%
Ecolab	162,500	5,258,500
Commercial Banks 0.8%
Synovus Financial	145,400	4,168,618
Commercial Services and Supplies 6.6%
Allied Waste Industries*	993,200	7,876,076
Avery Dennison	39,400	2,086,624
Cintas	241,600	9,331,800
Corrections Corporation of America*	58,200	2,284,350
Herman Miller	443,300	13,673,589
		35,252,439
___________ See footnotes on page 12.

Portfolio of Investments  (unaudited)
June 30, 2005

	Shares	Value
Communications Equipment 0.8%
ADTRAN	71,900	$1,782,042
SiRF Technology Holdings*	131,300	2,319,415
		4,101,457
Computers and Peripherals 1.4%
Network Appliance*	143,900	4,068,773
Sun Microsystems*	422,700	1,566,103
UNOVA*	60,200	1,603,126
		7,238,002
Construction and Engineering 2.7%
Fluor	98,600	5,678,374
Jacobs Engineering Group*	152,100	8,557,146
		14,235,520
Diversified Consumer Services 0.5%
H&R Block	47,600	2,777,460
Diversified Financial Services 0.8%
Chicago Mercantile Exchange Holdings	14,600	4,314,300
Diversified Telecommunication Services 0.5%
NeuStar (Class A)*	104,700	2,680,320
Electrical Equipment 0.4%
Rockwell Automation	46,200	2,250,402
Electronic Equipment and Instruments 0.8%
Jabil Circuit*	106,700	3,278,891
Xyratex*	70,800	1,099,878
		4,378,769
Energy Equipment and Services 2.2%
Baker Hughes	57,700	2,951,932
BJ Services	59,300	3,112,064
Smith International	84,200	5,363,540
		11,427,536
Energy Traders 0.6%
AES*	208,000	3,407,040
Food and Staples Retailing 0.4%
NeighborCare*	66,100	2,191,545
Food Products 2.3%
Dean Foods*	188,700	6,649,788
Hershey	68,800	4,272,480
TreeHouse Foods*	37,740	1,075,967
		11,998,235
__________ See footnotes on page 12.

Portfolio of Investments  (unaudited)
June 30, 2005

	Shares	Value
Health Care Equipment and Supplies 4.6%
C.R. Bard	61,700	$4,103,667
Conor Medsystems*	157,300	2,410,622
Fisher Scientific International*	78,400	5,088,160
Gen-Probe*	56,300	2,040,593
Hologic*	27,100	1,077,225
I-Flow*	162,700	2,717,904
Respironics*	74,200	2,675,281
Varian Medical Systems*	121,200	4,524,396
		24,637,848
Health Care Providers and Services 8.3%
AmerisourceBergen	39,700	2,745,255
Caremark Rx*	123,700	5,507,124
Cerner*	40,750	2,769,981
Covance*	104,600	4,693,402
Coventry Health Care*	61,850	4,375,888
Eclipsys*	114,000	1,604,550
Omnicare	100,500	4,264,215
PacifiCare Health Systems*	37,500	2,679,375
Quest Diagnostics	96,800	5,156,536
Henry Schein*	95,200	3,952,704
Triad Hospitals*	41,000	2,240,240
The TriZetto Group*	142,000	1,989,420
WellPoint*	31,400	2,186,696
		44,165,386
Hotels, Restaurants and Leisure 6.5%
Applebee’s International	135,400	3,579,976
Cheesecake Factory*	111,650	3,875,371
CKE Restaurants	340,150	4,734,888
Hilton Hotels	200,100	4,772,385
Marriott International (Class A)	63,800	4,352,436
Outback Steakhouse	147,400	6,668,376
Starwood Hotels & Resorts Worldwide	54,900	3,215,493
YUM! Brands	60,900	3,171,672
		34,370,597
Household Durables 2.4%
Fortune Brands	66,400	5,896,320
Tupperware	239,800	5,604,126
Whirlpool	19,300	1,353,123
		12,853,569
Internet and Catalog Retail 1.3%
Blue Nile*	202,400	6,602,288
__________ See footnotes on page 12.

Portfolio of Investments  (unaudited)
June 30, 2005

	Shares	Value
Internet Software and Services 0.5%
VeriSign*	87,000	$2,498,640
IT Services 2.3%
Cognizant Technology Solutions (Class A)*	35,400	1,670,703
Fiserv*	75,200	3,226,456
Paychex	176,000	5,722,640
Satyam Computer Services (ADR)	62,300	1,619,800
		12,239,599
Leisure Equipment and Products 0.4%
SCP Pool	59,600	2,094,642
Metals and Mining 0.4%
Nucor	49,600	2,262,752
Oil, Gas and Consumable Fuels 3.4%
Murphy Oil	79,100	4,131,393
Noble Energy	124,500	9,418,425
XTO Energy	136,000	4,622,640
		18,172,458
Personal Products 3.0%
Nu Skin Enterprises (Class A)	286,100	6,666,130
USANA Health Sciences*	217,000	9,183,440
		15,849,570
Pharmaceuticals 5.8%
Allergan	83,900	7,151,636
Forest Laboratories*	113,000	4,390,050
IVAX*	129,600	2,786,400
MGI PHARMA*	120,900	2,630,180
Sepracor*	97,100	5,826,486
Shire Pharmaceuticals Group (ADR)	98,700	3,233,905
Taro Pharmaceutical Industries*	75,800	2,204,264
Watson Pharmaceuticals*	87,400	2,583,544
		30,806,465
Semiconductors and Semiconductor Equipment 6.9%
Advanced Micro Devices*	222,500	3,858,150
Altera*	99,100	1,961,684
Analog Devices	104,900	3,913,819
Broadcom (Class A)*	177,100	6,292,363
Freescale Semiconductor (Class A)*	141,200	2,966,612
KLA-Tencor	83,700	3,656,435
Lam Research*	86,900	2,514,451
Linear Technology	142,200	5,216,607
Marvell Technology Group*	68,100	2,586,098
National Semiconductor	171,100	3,769,333
		36,735,552
__________ See footnotes on page 12.

Portfolio of Investments   (unaudited)
June 30, 2005

	Shares or Principal Amount		Value
Software 6.5%
Adobe Systems	133,300	shs.	$3,808,381
Autodesk	70,100		2,408,987
BEA Systems*	220,300		1,933,132
Cogent*	264,200		7,537,626
Intuit*	68,300		3,080,671
Mercury Interactive*	108,800		4,169,216
NAVTEQ*	103,000		3,829,540
Verint Systems*	66,500		2,138,308
VERITAS Software*	216,600		5,286,123
			34,191,984
Specialty Retail 9.5%
Bed Bath & Beyond*	338,900		14,160,937
Chico’s FAS*	307,200		10,530,816
Guitar Center*	67,800		3,957,825
Michaels Stores	181,500		7,508,655
Tractor Supply*	207,200		10,171,448
Williams-Sonoma*	99,900		3,953,043
			50,282,724
Wireless Telecommunication Services 1.3%
Alamosa Holdings*	201,600		2,803,248
Nextel Partners (Class A)*	166,300		4,184,939
			6,988,187
Total Common Stocks (Cost $455,452,180)			514,703,388

Fixed Time Deposits 4.8%
Rabobank Nederland, Grand Cayman 3.35%, 7/1/2005	$25,401,000		25,401,000

Total Investments (Cost $480,853,180) 101.8%			540,104,388

Other Assets Less Liabilities (1.8)%			(9,354,799)

Net Assets 100.0%			$530,749,589

*	Non-income producing security.
ADR - American Depositary Receipts. See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
June 30, 2005

Assets:
Investments, at value:
Common stocks (Cost $455,452,180)	$514,703,388
Fixed time deposits (Cost $25,401,000)	25,401,000
Total investments (Cost $480,853,180)	540,104,388
Receivable for securities sold	631,132
Investment in, and expenses prepaid to, shareholder service agent	455,158
Receivable for dividends and interest	250,881
Receivable for Capital Stock sold	226,288
Other	10,514
Total Assets	541,678,361
Liabilities:
Payable for securities purchased	8,457,813
Payable for Capital Stock repurchased	1,247,731
Management fees payable	371,480
Distribution and service fees payable	203,391
Bank overdraft	189,662
Accrued expenses and other	458,695
Total Liabilities	10,928,772
Net Assets	$530,749,589
Composition of Net Assets:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 28,618,523 shares outstanding):
Class A	$17,948,700
Class B	3,891,856
Class C	3,192,163
Class D	2,580,785
Class I	928,121
Class R	76,898
Additional paid-in capital	696,347,271
Accumulated net investment loss	(3,448,078)
Accumulated net realized loss	(250,019,335)
Net unrealized appreciation of investments	59,251,208
Net Assets	$530,749,589
Net Asset Value Per Share:
Class A ($351,653,621 ÷ 17,948,700 shares)	$19.59
Class B ($63,994,218 ÷ 3,891,856 shares)	$16.44
Class C ($52,594,402 ÷ 3,192,163 shares)	$16.48
Class D ($42,505,214 ÷ 2,580,785 shares)	$16.47
Class I ($18,500,314 ÷ 928,121 shares)	$19.93
Class R ($1,501,820 ÷ 76,898 shares)	$19.53

See Notes to Financial Statements.

Statement of Operations  (unaudited)
For the Six Months Ended June 30, 2005

Investment Income:
Dividends (net of tax withheld of $1,108)	$1,073,095
Interest	177,157
Total Investment Income	1,250,252
Expenses:
Management fee	2,277,508
Distribution and service fees	1,265,904
Shareholder account services	879,060
Custody and related services	77,874
Registration	58,507
Shareholder reports and communications	33,696
Auditing and legal fees	33,557
Directors’ fees and expenses	9,911
Miscellaneous	28,524
Total Expenses	4,664,541
Net Investment Loss	(3,414,289)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	18,833,597
Net change in unrealized appreciation of investments	(3,163,286)
Net Gain on Investments	15,670,311
Increase in Net Assets from Operations	$12,256,022

See Notes to Financial Statements.

Statements of Changes in Net Assets  (unaudited)

	Six Months Ended June 30, 2005	Year Ended December 31, 2004
Operations:
Net investment loss	$(3,414,289)	$(7,641,026)
Net realized gain on investments	18,833,597	87,058,864
Payments received from the Manager (Note 8)	—	8,070
Net change in unrealized appreciation of investments	(3,163,286)	(35,900,359)
Increase in Net Assets from Operations	12,256,022	43,525,549
Capital Share Transactions:
Net proceeds from sales of shares	24,630,208	56,353,854
Exchanged from associated funds	5,951,645	12,834,677
Total	30,581,853	69,188,531
Cost of shares repurchased	(86,507,108)	(138,310,751)
Exchanged into associated funds	(6,233,209)	(14,024,925)
Total	(92,740,317)	(152,335,676)
Decrease in Net Assets from Capital Share Transactions	(62,158,464)	(83,147,145)
Decrease in Net Assets	(49,902,442)	(39,621,596)
Net Assets:
Beginning of period	580,652,031	620,273,627
End of Period (net of accumulated net investment loss of $3,448,078 and $33,789, respectively)	$530,749,589	$580,652,031

See Notes to Financial Statements.

Notes to Financial Statements  (unaudited)

1.  Multiple Classes of Shares — Seligman Capital Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemption made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.  Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.  Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are

Notes to Financial Statements  (unaudited)

not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market conditions. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.  Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.  Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d.  Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks (and with broker/dealers deemed to be creditworthy by the Manager). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.  Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2005, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.  Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

3.  Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.85% per annum of the first $1 billion of the Fund’s average daily net assets, 0.80% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.85% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $3,426 from sales of Class A shares. Commissions of $26,810 and $4,341 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to

Notes to Financial Statements  (unaudited)

the Fund pursuant to the Plan. For the six months ended June 30, 2005, fees incurred under the Plan aggregated $439,669 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the six months ended June 30, 2005, amounted to $2,998.

For the six months ended June 30, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $338,840, $274,047, $210,072 and $3,276, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the six months ended June 30, 2005, such charges amounted to $26,519. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2005, Seligman Services, Inc. received commissions of $2,229 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $37,383, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $879,059 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2005, the Fund’s potential obligation under

Notes to Financial Statements  (unaudited)

the Guaranties is $339,200. As of June 30, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $2,199.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at June 30, 2005, of $24,523 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.  Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2005, the Fund did not borrow from the credit facility.

5.  Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2005, amounted to $420,780,608 and $486,074,791, respectively.

6.  Federal Tax Information —  Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2005, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2005, the cost of investments for federal income tax purposes was $481,964,129. The tax basis cost was greater than the cost for financial reporting primarily due to the tax deferral of losses on wash sales in the amount of $1,110,949.

Notes to Financial Statements  (unaudited)

At June 30, 2005, the tax component of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities	$65,739,153
Gross unrealized depreciation of portfolio securities	(7,598,894)
Net unrealized appreciation of portfolio securities	58,140,259
Capital loss carryforward	(267,199,015)
Current period net realized gain	18,290,629
Total accumulated losses	$(190,768,127)

At December 31, 2004, the Fund had a capital loss carryforward for federal income tax purposes of $267,199,015 which is available for offset against future taxable net capital gains, with $42,209,498 expiring in 2009 and $224,989,517 expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7.  Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended June 30, 2005		Year Ended December 31, 2004
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	893,232	$17,024,965	2,021,247	$36,603,695
Exchanged from associated funds	181,279	3,445,081	376,563	6,875,553
Conversion from Class B*	105,217	2,000,518	207,905	3,729,177
Total	1,179,728	22,470,564	2,605,715	47,208,425
Cost of shares repurchased	(3,110,093)	(58,835,847)	(4,626,870)	(83,501,366)
Exchanged into associated funds	(135,724)	(2,587,064)	(390,245)	(6,969,371)
Total	(3,245,817)	(61,422,911)	(5,017,115)	(90,470,737)
Decrease	(2,066,089)	$(38,952,347)	(2,411,400)	$(43,262,312)

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	70,544	$1,121,660	186,132	$2,844,430
Exchanged from associated funds	28,621	453,282	190,514	2,940,379
Total	99,165	1,574,942	376,646	5,784,809
Cost of shares repurchased	(613,560)	(9,800,570)	(1,269,716)	(19,378,378)
Exchanged into associated funds	(130,920)	(2,077,700)	(247,672)	(3,780,198)
Conversion to Class A*	(125,132)	(2,000,518)	(246,048)	(3,729,177)
Total	(869,612)	(13,878,788)	(1,763,436)	(26,887,753)
Decrease	(770,447)	$(12,303,846)	(1,386,790)	$(21,102,944)

See footnote on page 21.

Notes to Financial Statements  (unaudited)

	Six Months Ended June 30, 2005		Year Ended December 31, 2004
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	61,968	$994,029	256,869	$3,948,089
Exchanged from associated funds	15,774	249,168	43,014	664,867
Total	77,742	1,243,197	299,883	4,612,956
Cost of shares repurchased	(640,176)	(10,231,678)	(1,400,207)	(21,393,942)
Exchanged into associated funds	(29,416)	(473,015)	(84,952)	(1,294,598)
Total	(669,592)	(10,704,693)	(1,485,159)	(22,688,540)
Decrease	(591,850)	$(9,461,496)	(1,185,276)	$(18,075,584)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	254,368	$4,059,523	492,699	$7,536,362
Exchanged from associated funds	113,032	1,804,114	145,259	2,241,617
Total	367,400	5,863,637	637,958	9,777,979
Cost of shares repurchased	(412,729)	(6,600,424)	(807,948)	(12,348,154)
Exchanged into associated funds	(69,255)	(1,093,614)	(130,504)	(1,980,758)
Total	(481,984)	(7,694,038)	(938,452)	(14,328,912)
Decrease	(114,584)	$(1,830,401)	(300,494)	$(4,550,933)

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	53,391	$1,020,143	235,363	$4,242,679
Cost of shares repurchased	(44,200)	(861,076)	(86,929)	(1,563,110)
Increase	9,191	$159,067	148,434	$2,679,569

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	21,873	$409,888	65,435	$1,178,599
Exchanged from associated funds	—	—	6,121	112,261
Total	21,873	409,888	71,556	1,290,860
Cost of shares repurchased	(9,526)	(177,513)	(7,019)	(125,801)
Exchanged into associated funds	(98)	(1,816)	—	—
Total	(9,624)	(179,329)	(7,019)	(125,801)
Increase	12,249	$230,559	64,537	$1,165,059

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements  (unaudited)

8.  Other Matters  — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not adversely affect Seligman Capital Fund, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $8,070 paid to Seligman Capital Fund, which has been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended December 31, 2004.

Financial Highlights  (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A
			Year Ended December 31,
	Six Months Ended 6/30/05		2004	2003	2002	2001	2000
Per Share Data:
Net Asset Value, Beginning of Period	$19.10		$17.66	$13.11	$19.66	$23.81	$27.01
Income (Loss) from Investment Operations:
Net investment loss	(0.10)		(0.19)	(0.16)	(0.14)	(0.13)	(0.09)
Net realized and unrealized gain (loss) on investments	0.59		1.63	4.71	(6.41)	(3.51)	2.85
Total from Investment Operations	0.49		1.44	4.55	(6.55)	(3.64)	2.76
Less Distributions:
Distributions from net realized capital gain	—		—	—	—	(0.51)	(5.96)
Total Distributions	—		—	—	—	(0.51)	(5.96)
Net Asset Value, End of Period	$19.59		$19.10	$17.66	$13.11	$19.66	$23.81

Total Return	2.57%		8.15%	34.71%	(33.32)%	(15.05)%	7.72%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$351,654		$382,188	$396,147	$335,220	$480,222	$516,836
Ratio of expenses to average net assets	1.53%	†	1.51%	1.57%	1.34%	1.08%	0.98%
Ratio of net investment loss to average net assets	(1.06)%	†	(1.05)%	(1.08)%	(0.93)%	(0.65)%	(0.29)%
Portfolio turnover rate	79.55%		212.27%	142.14%	132.45%	207.04%	212.97%

See footnotes on page 28.

Financial Highlights  (unaudited)

CLASS B
			Year Ended December 31,
	Six Months Ended 6/30/05		2004	2003	2002	2001	2000
Per Share Data:
Net Asset Value, Beginning of Period	$16.09		$15.00	$11.21	$16.95	$20.77	$24.35
Income (Loss) from Investment Operations:
Net investment loss	(0.14)		(0.27)	(0.23)	(0.23)	(0.24)	(0.28)
Net realized and unrealized gain (loss) on investments	0.49		1.36	4.02	(5.51)	(3.07)	2.66
Total from Investment Operations	0.35		1.09	3.79	(5.74)	(3.31)	2.38
Less Distributions:
Distributions from net realized capital gain	—		—	—	—	(0.51)	(5.96)
Total Distributions	—		—	—	—	(0.51)	(5.96)
Net Asset Value, End of Period	$16.44		$16.09	$15.00	$11.21	$16.95	$20.77

Total Return	2.17%		7.27%	33.81%	(33.86)%	(15.67)%	6.99%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$63,994		$75,004	$90,719	$78,832	$133,664	$129,476
Ratio of expenses to average net assets	2.28%	†	2.26%	2.32%	2.09%	1.83%	1.73%
Ratio of net investment loss to average net assets	(1.81)%	†	(1.80)%	(1.83)%	(1.68)%	(1.40)%	(1.04)%
Portfolio turnover rate	79.55%		212.27%	142.14%	132.45%	207.04%	212.97%

See footnotes on page 28.

Financial Highlights  (unaudited)

CLASS C
			Year Ended December 31,
	Six Months Ended 6/30/05		2004	2003	2002	2001	2000
Per Share Data:
Net Asset Value, Beginning of Period	$16.12		$15.03	$11.23	$16.98	$20.81	$24.38
Income (Loss) from Investment Operations:
Net investment loss	(0.14)		(0.27)	(0.23)	(0.23)	(0.24)	(0.28)
Net realized and unrealized gain (loss) on investments	0.50		1.36	4.03	(5.52)	(3.08)	2.67
Total from Investment Operations	0.36		1.09	3.80	(5.75)	(3.32)	2.39
Less Distributions:
Distributions from net realized capital gain	—		—	—	—	(0.51)	(5.96)
Total Distributions	—		—	—	—	(0.51)	(5.96)
Net Asset Value, End of Period	$16.48		$16.12	$15.03	$11.23	$16.98	$20.81

Total Return	2.23%		7.25%	33.84%	(33.86)%	(15.69)%	7.03%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$52,594		$60,996	$74,672	$67,545	$123,225	$108,341
Ratio of expenses to average net assets	2.28%	†	2.26%	2.32%	2.09%	1.83%	1.73%
Ratio of net investment loss to average net assets	(1.81)%	†	(1.80)%	(1.83)%	(1.68)%	(1.40)%	(1.04)%
Portfolio turnover rate	79.55%		212.27%	142.14%	132.45%	207.04%	212.97%

See footnotes on page 28.

Financial Highlights  (unaudited)

CLASS D
			Year Ended December 31,
	Six Months Ended 6/30/05		2004	2003	2002	2001	2000
Per Share Data:
Net Asset Value, Beginning of Period	$16.11		$15.02	$11.23	$16.97	$20.79	$24.38
Income (Loss) from Investment Operations:
Net investment loss	(0.14)		(0.27)	(0.23)	(0.23)	(0.24)	(0.28)
Net realized and unrealized gain (loss) on investments	0.50		1.36	4.02	(5.51)	(3.07)	2.65
Total from Investment Operations	0.36		1.09	3.79	(5.74)	(3.31)	2.37
Less Distributions:
Distributions from net realized capital gain	—		—	—	—	(0.51)	(5.96)
Total Distributions	—		—	—	—	(0.51)	(5.96)
Net Asset Value, End of Period	$16.47		$16.11	$15.02	$11.23	$16.97	$20.79

Total Return	2.23%		7.26%	33.75%	(33.82)%	(15.65)%	6.94%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$42,505		$43,426	$44,990	$39,110	$68,078	$82,387
Ratio of expenses to average net assets	2.28%	†	2.26%	2.32%	2.09%	1.83%	1.73%
Ratio of net investment loss to average net assets	(1.81)%	†	(1.80)%	(1.83)%	(1.68)%	(1.40)%	(1.04)%
Portfolio turnover rate	79.55%		212.27%	142.14%	132.45%	207.04%	212.97%

See footnotes on page 28.

Financial Highlights  (unaudited)

CLASS I
			Year Ended December 31,
	Six Months Ended 6/30/05		2004	2003	2002	11/30/01* to 12/31/01
Per Share Data:
Net Asset Value, Beginning of Period	$19.38		$17.84	$13.17	$19.66	$19.24
Income (Loss) from Investment Operations:
Net investment loss	(0.06)		(0.10)	(0.08)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	0.61		1.64	4.75	(6.43)	0.43
Total from Investment Operations	0.55		1.54	4.67	(6.49)	0.42
Net Asset Value, End of Period	$19.93		$19.38	$17.84	$13.17	$19.66

Total Return	2.84%		8.63%	35.46%	(33.01)%	2.18%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$18,500		$17,807	$13,744	$7,796	$227
Ratio of expenses to average net assets	1.01%	†	1.00%	1.06%	0.83%	0.68%	†
Ratio of net investment loss to average net assets	(0.54)%	†	(0.54)%	(0.54)%	(0.43)%	(0.14)%	†
Portfolio turnover rate	79.55%		212.27%	142.14%	132.45%	207.04%	††
Without expense reimbursement:ø
Ratio of expenses to average net assets					0.85%	1.05%	†
Ratio of net investment loss to average net assets					(0.45)%	(0.50)%	†

See footnotes on page 28.

Financial Highlights  (unaudited)

CLASS R
	Six Months Ended 6/30/05	Year Ended 12/31/04	4/30/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$19.05	$17.65	$13.42
Income (Loss) from Investment Operations:
Net investment loss	(0.12)	(0.23)	(0.13)
Net realized and unrealized gain (loss) on investments	0.60	1.63	4.36
Total from Investment Operations	0.48	1.40	4.23
Net Asset Value, End of Period	$19.53	$19.05	$17.65

Total Return	2.52%	7.93%	31.52%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,502	$1,232	$2
Ratio of expenses to average net assets	1.78%†	1.76%	1.79	%†
Ratio of net investment loss to average net assets	(1.31) %†	(1.30)%	(1.23)	%†
Portfolio turnover rate	79.55%	212.27%	142.14	%‡

_____________

*	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 2001.
‡	For the year ended December 31, 2003.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.

See Notes to Financial Statements.

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at

www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.2

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Capital Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

[1]
The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.
[2]	Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

EQCA3 6/05

ITEM 2.	CODE OF ETHICS. Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS. Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has a adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the

Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CAPITAL FUND, INC.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	September 7, 2005

By:	/S/ LAWRENCE P. VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	September 7, 2005

SELIGMAN CAPITAL FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.